1.

Exhibit 3.13

For Ministry Use Only À l’usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario 1664599
Ministry of Consumer and Business Services	Ministère des Services aux consommateurs et aux entreprises CERTIFICAT Ceci certifie que les présents status entrent en vigueur le

CERTIFICATE This is to certify that these articles are effective on

JULY 01 JUILLET, 2005

Director / Directrice Business Corporations Act / Loi sur les sociétés par actions
ARTICLES OF AMALGAMATION STATUTS DE FUSION
Form 4 Business Corporations Act	1.	The name of the amalgamated corporation is: (Set out in BLOCK CAPITAL LETTERS) Dénomination sociale de la société issue de la fusion (écrire en LETTRES MAJUSCULES SEULEMENT):
OPEN TEXT CORPORATION
Formule 4 Loi sur les sociétés par actions
	2.	The address of the registered office is: Adresse du siège social:
185 Columbia Street West
(Street & Number or R.R. Number & if Multi-Office Building give Room No.) (Rue et numéro, ou numéro de la R.R. et, s’il s’agit d’un édifice à bureaux, numéro du bureau)

		Waterloo, Ontario			Ontario N 2 L 5 Z 5
		(Name of Municipality or Post Office) (Nom de la municipalité ou du bureau de poste)			(Postal Code / Code postal)
	3.	Number of directors is/are:	or	minimum and maximum number of directors is/are:
		Nombre d’administrateurs:	ou	nombres minimum et maximum d’administrateurs:
		Number	or	minimum and maximum
		Nombre	ou	minimum et maximum
3 15

	4.	The director(s) is/are: Administrateur(s):
		First name, middle names and surname		Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code	Resident Canadian State ‘Yes’ or ‘No’
		Prénom, autres prénoms et nom de famille		Domicile élu, y compris la rue et le numéro ou le numéro de la R.R., le nom de la municipalité, la province, le pays et le code postal	Résident canadien Oui/Non
See page 1A attached.

1A

DIRECTORS

Name of Director	Address For Service	Resident Canadian
P. Thomas Jenkins	315 Bushwood Court Waterloo, Ontario, N2T 2E5	Yes

Stephen Sadler	14800 Yonge Street Aurora, Ontario, L4G 6S6	Yes

Randy Fowlie	495 Foxhill Place Waterloo, Ontario, N2T 1X6	Yes

Ken Olisa	18 Glemorgan Road Hampton Wick Kingston-on-Tham United Kingdom, KT1 4MP	No

Michael Slaunwhite	23 Davidson Drive Gloucester, Ontario, K1J 6L7	Yes

John Shackleton	2 Brighton Place Burridge, Illinois, U.S.A. 60521	No

Peter Hoult	75 Cumberland Street Suite 1408 Toronto, Ontario, M5R 3M9	Yes

Brian Jackman	284 Donlea Road Barrington Hills, Illinois, U.S.A. 60010	No

Carol C. Gavin	11703 Shag Bark Lane Burr Ridge, Illinois, U.S.A. 60527	No

2.

5.	Check A or B
Cocher A ou B

☐

A)    The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below.

A) Les actionnaires de chaque société qui fusionne ont dûment adopté la convention de fusion conformément au paragraphe 176 (4) de la Loi sur les sociétés par actionsà la date mentionnée ci-dessous.
or
ou

	☒	B) The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below.

B) Les administrateurs de chaque société qui fusionne ont approuvé la fusion par voie de résolution conformément à I’article 177 de la Loi sur les sociétés par actionsà la date mentionnée ci-dessous.

The articles of amalgamation in substance contain the provisions of the articles of incorporation of Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

OPEN TEXT CORPORATION

and are more particularly set out in these articles.

et sont énoncés textuellement aux présents statuts.

Names of amalgamating corporations Dénomination sociale des sociétés qui fusionnent	Ontario Corporation Number Numéro de la société en Ontario	Date of Adoption/Approval Date d’adoption ou d’approbation Year / année Month / mois Day / jour
Open Text EDC Solutions Inc.	2023325	June 22, 2005

2019013 Ontario Limited	2019013	June 22, 2005

2034229 Ontario Limited	2034229	June 22, 2005

Open Text Limited	1401877	June 22, 2005

Corechange (Canada), Inc.	1192196	June 22, 2005

Open Text Corporation	1624333	June 22, 2005

3

6.	Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. Limites, s’il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société.

None

7.	The classes and any maximum number of shares that the corporation is authorized to issue: Catégories et nombre maximal, s’il y a lieu, d’actions que la société est autorisée à émettre:

The Corporation is authorized to issue an unlimited number of common shares and an unlimited number of First Preference shares.

4.

8.

Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Droits, privilèges, restrictions et conditions, s’il y a lieu, rattachés à chaque catégorie d’actions et pouvoirs des administrateurs relatifs à chaque catégorie d’actions qui peut étre émise en série:

As set out in pages 4A and 4B attached.

4A

1. FIRST PREFERENCE SHARES

1.1 Issuable in Series:

The First Preference shares may, at any time and from time to time, be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by the directors of the Corporation. The directors of the Corporation may, before issuance and subject as hereinafter provided, determine the designation, rights, privileges, restrictions and conditions attaching to the First Preference Shares of each series including, without limiting the generality of the foregoing:

(a) the rate, amount or method of calculation of any dividends, whether cumulative, non-cumulative or partially cumulative, and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date of dates from which any such dividends shall accrue;

(b) any right of redemption and/or purchase and the redemption or purchase prices and terms and conditions of any such right;

(c) any right of retraction vested in the holders of the First Preference Shares of such series and the prices and terms and conditions of any such rights and whether any other rights of retraction may be vested in such holders in the future;

(d) any voting rights;

(e) any conversion rights;

(f) any rights upon dissolution, liquidation or winding-up of the Corporation;

(g) any sinking fund or purchase fund;

(h) any purchase obligation; and

(i) any other provisions attaching to any such series of First Preference Shares.

1.2 Priority:

The First Preference Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, rank on a parity with the First Preference Shares of every other series and be entitled to preference over the Common Shares and over any other shares of the Corporation ranking junior to the First Preference Shares. In addition to and without limiting the generality of the foregoing, if any amount,

4B

(a) of cumulative dividends, whether or not declared, or declared non-cumulative dividends; or

(b) payable on return of capital in the event of the liquidation, dissolution or winding up of a Corporation,

in respect of shares of a series is not paid in full, the shares of the series shall participate rateably with the shares of all other series of the same class in respect of,

(c) all accumulated cumulative dividends, whether or not declared, and all declared non-cumulative dividends; or

(d) all amounts payable on return of capital in the event of the liquidation, dissolution or winding up of the Corporation,

as the case may be.

2. COMMON SHARES

2.1 The holders of the Common Shares are entitled to receive:

(a) such dividends as the directors in their discretion may declare, regardless of whether dividends are declared on any other class of shares;

(b) the holders of the Common Shares are entitled to receive notice of and to attend all meetings of the shareholders of the Corporation, except meetings at which holders of another specified class of shares are exclusively entitled to vote, and are entitled to one vote for each Common Share held on all votes taken at such meetings; and

(c) any remaining property of the Corporation on liquidation, dissolution or wind-up of the Corporation, whether voluntary or involuntary, after payment of any amount required to redeem or retract the issued and outstanding First Preference Shares in accordance with the terms of their issuance.

5.

9.	The issue, transfer or ownership of shares is / is not restricted and the restrictions (if any) are as follows:

L’émission, le transfert ou la propriété d’actions est / n’eet pas restreint. Les restrictions, s’il y a lieu, sont les suivantes:

10.	Other provisions, (if any):

Autres dispositions, s’il y a lieu:

None

11.	The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule “A”.

Les déclarations exigées aux termes du paragraphe 178(2) de la Loi sur les sociétés par actions constituent I’annexe A.

12.	A copy of the amalgamation agreement or directors’ resolutions (as the case may be) is/are attached as Schedule “B”.

Une copie de la convention de fusion ou les résolutions des administrateurs (selon le cas) constitue(nt) I’annexe B.

6.

These articles are signed in duplicate.

Les présents statuts sont signés en double exemplaire.

Names of the amalgamating corporations and signatures and descriptions of office of their proper officers.

Dénomination sociale des sociétés qui fusionnent, signature et fonction de leurs dirigeants régulièrement désignés.

OPEN TEXT EDC SOLUTIONS INC.

Per:	/s/ Sheldon Polansky
Sheldon Polansky (Secretary)

2019013 ONTARIO LIMITED

Per:	/s/ Sheldon Polansky
Sheldon Polansky (Director)

2034229 ONTARIO LIMITED

Per:	/s/ Sheldon Polansky
Sheldon Polansky (Secretary)

OPEN TEXT LIMITED

Per:	/s/ P. Thomas Jenkins
P. Thomas Jenkins (Director)

CORECHANGE (CANADA), INC.

Per:	/s/ Sheldon Polansky
Sheldon Polansky (Secretary)

OPEN TEXT CORPORATION

Per:	/s/ James Clarke
James Clarke (Assistant Secretary)

SCHEDULE “A”

OFFICER’S STATEMENT

I, James Clarke, of the City of Toronto, in the Province of Ontario, state as follows:

1. I am the Assistant Secretary of OPEN TEXT CORPORATION (the “Corporation”) and as such have personal knowledge of the matters hereinafter stated.

2. The Corporation desires to amalgamate with Open Text EDC Solutions Inc., 2019013 Ontario Limited, 2034229 Ontario Limited, Open Text Limited and Corechange (Canada), Inc. and continue as one corporation under the name of OPEN TEXT CORPORATION.

3. There are reasonable grounds for believing that:

a.	each of the amalgamating corporations is and the amalgamated corporation will be able to pay its liabilities as they become due; and

b.	the realizable value of the amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

4. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

5. No creditor has notified the Corporation that he objects to the amalgamation.

6. For the reasons set out in paragraphs 4 and 5 above it is unnecessary for the Corporation to comply with the notice provisions contained in paragraph 178(2)(d) of the Business Corporations Act (Ontario).

DATED the 22 day of June, 2005.

/s/ James Clarke
James Clarke

SCHEDULE “A”

OFFICER’S STATEMENT

I, Sheldon Polansky, of the City of Toronto, in the Province of Ontario, state as follows:

1. I am the Secretary of OPEN TEXT EDC SOLUTIONS INC. (the “Corporation”) and as such have personal knowledge of the matters hereinafter stated.

2. The Corporation desires to amalgamate with Open Text Corporation, 2019013 Ontario Limited, 2034229 Ontario Limited, Open Text Limited and Corechange (Canada), Inc. and continue as one corporation under the name of OPEN TEXT CORPORATION.

3. There are reasonable grounds for believing that:

a.	each of the amalgamating corporations is and the amalgamated corporation will be able to pay its liabilities as they become due; and

b.	the realizable value of the amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

4. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

5. No creditor has notified the Corporation that he objects to the amalgamation.

6. For the reasons set out in paragraphs 4 and 5 above it is unnecessary for the Corporation to comply with the notice provisions contained in paragraph 178(2)(d) of the Business Corporations Act (Ontario).

DATED the 22 day of June, 2005.

/s/ Sheldon Polansky
Sheldon Polansky

SCHEDULE “A”

DIRECTOR’S STATEMENT

I, Sheldon Polansky, of the City of Toronto, in the Province of Ontario, state as follows:

1. I am a director of 2019013 ONTARIO LIMITED. (the “Corporation”) and as such have personal knowledge of the matters hereinafter stated.

2. The Corporation desires to amalgamate with Open Text Corporation, Open Text EDC Solutions Inc., 2034229 Ontario Limited, Open Text Limited and Corechange (Canada), Inc. and continue as one corporation under the name of OPEN TEXT CORPORATION.

3. There are reasonable grounds for believing that:

a.	each of the amalgamating corporations is and the amalgamated corporation will be able to pay its liabilities as they become due; and

b.	the realizable value of the amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

4. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

5. No creditor has notified the Corporation that he objects to the amalgamation.

6. For the reasons set out in paragraphs 4 and 5 above it is unnecessary for the Corporation to comply with the notice provisions contained in paragraph 178(2)(d) of the Business Corporations Act (Ontario).

DATED the 22 day of June, 2005.

/s/ Sheldon Polansky
Sheldon Polansky

SCHEDULE “A”

OFFICER’S STATEMENT

I, Sheldon Polansky, of the City of Toronto, in the Province of Ontario, state as follows:

1. I am the Secretary of 2034229 ONTARIO LIMITED (the “Corporation”) and as such have personal knowledge of the matters hereinafter stated.

2. The Corporation desires to amalgamate with Open Text Corporation, 2019013 Ontario Limited, Open Text EDC Solutions Inc., Open Text Limited and Corechange (Canada), Inc. and continue as one corporation under the name of OPEN TEXT CORPORATION.

3. There are reasonable grounds for believing that:

a.	each of the amalgamating corporations is and the amalgamated corporation will be able to pay its liabilities as they become due; and

b.	the realizable value of the amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

4. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

5. No creditor has notified the Corporation that he objects to the amalgamation.

6. For the reasons set out in paragraphs 4 and 5 above it is unnecessary for the Corporation to comply with the notice provisions contained in paragraph 178(2)(d) of the Business Corporations Act (Ontario).

DATED the 22 day of June, 2005.

/s/ Sheldon Polansky
Sheldon Polansky

SCHEDULE “A”

DIRECTOR’S STATEMENT

I, P. Thomas Jenkins, of the City of Waterloo, in the Province of Ontario, state as follows:

1. I am a director of OPEN TEXT LIMITED (the “Corporation”) and as such have personal knowledge of the matters hereinafter stated.

2. The Corporation desires to amalgamate with Open Text Corporation, 2019013 Ontario Limited, 2034229 Ontario Limited, Open Text EDC Solutions Inc. and Corechange (Canada), Inc. and continue as one corporation under the name of OPEN TEXT CORPORATION.

3. There are reasonable grounds for believing that:

a.	each of the amalgamating corporations is and the amalgamated corporation will be able to pay its liabilities as they become due; and

b.	the realizable value of the amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

4. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

5. No creditor has notified the Corporation that he objects to the amalgamation.

6. For the reasons set out in paragraphs 4 and 5 above it is unnecessary for the Corporation to comply with the notice provisions contained in paragraph 178(2)(d) of the Business Corporations Act (Ontario).

DATED the 22 day of June, 2005.

/s/ P. Thomas Jenkins
P. Thomas Jenkins

SCHEDULE “A”

OFFICER’S STATEMENT

I, Sheldon Polansky, of the City of Toronto, in the Province of Ontario, state as follows:

1. I am the Secretary of CORECHANGE (CANADA), INC. (the “Corporation”) and as such have personal knowledge of the matters hereinafter stated.

2. The Corporation desires to amalgamate with Open Text Corporation, 2019013 Ontario Limited, 2034229 Ontario Limited, Open Text Limited and Open Text EDC Solutions Inc. and continue as one corporation under the name of OPEN TEXT CORPORATION.

3. There are reasonable grounds for believing that:

a.	each of the amalgamating corporations is and the amalgamated corporation will be able to pay its liabilities as they become due; and

b.	the realizable value of the amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

4. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

5. No creditor has notified the Corporation that he objects to the amalgamation.

6. For the reasons set out in paragraphs 4 and 5 above it is unnecessary for the Corporation to comply with the notice provisions contained in paragraph 178(2)(d) of the Business Corporations Act (Ontario).

DATED the 22 day of June, 2005.

/s/ Sheldon Polansky
Sheldon Polansky

Schedule “B”

CERTIFIED RESOLUTION OF THE DIRECTORS OF

OPEN TEXT CORPORATION

“AMALGAMATION WITH OPEN TEXT EDC SOLUTIONS INC., 2019013 ONTARIO LIMITED, 2034229 ONTARIO LIMITED, OPEN TEXT LIMITED AND CORECHANGE (CANADA), INC.”

RECITALS:

A.	the Corporation owns all of the issued and outstanding shares of Open Text EDC Solutions Inc. (“EDC”), 2019013 Ontario Limited (“201”), 2034229 Ontario Limited (“203”), Open Text Limited (“OTL”), Corechange (Canada), Inc. (“Corechange”);

B.	the Corporation desires to amalgamate with EDC, 201, 203, OTL and Corechange and to continue as one corporation pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).

RESOLVED THAT:

1. The Corporation amalgamate with EDC, 201, 203, OTL and Corechange and continue as one Corporation under the name of OPEN TEXT CORPORATION (the “Amalgamated Corporation”) effective July 1, 2005.

2. Upon the Articles of Amalgamation becoming effective, all shares in the capital of EDC, 201, 203, OTL and Corechange, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof.

3. The by-laws of the Amalgamated Corporation shall be the same as the by-laws of the Corporation.

4. The Articles of Amalgamation of the Amalgamated Corporation shall be the same as the Articles of the Corporation.

5. No securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the amalgamation.

6. Any officer or director of the Corporation is authorized to sign the statement, in the form required by subsection 178(2) of the Act, which statement is to be attached to the Articles of Amalgamation.

7. Any officer or director of the Corporation is authorized to do all things and sign all documents necessary or desirable to implement the foregoing.

*        *        *

The undersigned hereby certifies that the foregoing is a true and complete copy of a resolution of OPEN TEXT CORPORATION which was duly passed by the consent in writing of all of the directors of the Corporation on the 22 day of June, 2005, and that the said resolution remains in full force and effect unamended as of the date hereof.

DATED the 22 day of June, 2005.

/s/ James Clarke
James Clarke, Assistant Secretary

Schedule “B”

CERTIFIED RESOLUTION OF THE DIRECTORS OF

OPEN TEXT EDC SOLUTIONS INC.

“AMALGAMATION WITH OPEN TEXT CORPORATION, 2019013 ONTARIO LIMITED, 2034229 ONTARIO LIMITED, OPEN TEXT LIMITED AND CORECHANGE (CANADA), INC.

RECITALS:

A.	The Corporation is a wholly-owned subsidiary of OPEN TEXT CORPORATION.

B.	The Corporation desires to amalgamate with Open Text Corporation (“Open Text”), 2019013 Ontario Limited (“201”), 2034229 Ontario Limited (“203”), Open Text Limited (“OTL”) and Corechange (Canada), Inc. (“Corechange”) and to continue as one corporation pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).

RESOLVED THAT:

1. The Corporation amalgamate with Open Text, 201, 203, OTL, and Corechange and continue as one Corporation under the name of OPEN TEXT CORPORATION (the “Amalgamated Corporation”) effective July 1, 2005;

2. Upon the Articles of Amalgamation becoming effective, all shares of the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. The by-laws of the Amalgamated Corporation shall be the same as the by-laws of Open Text;

4. The Articles of Amalgamation of the Amalgamated Corporation shall be the same as the Articles of Open Text;

5. No securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the amalgamation;

6. Any officer or director of the Corporation is authorized to sign the statement, in the form required by subsection 178(2) of the Act, which statement is to be attached to the Articles of Amalgamation; and

7. Any officer or director of the Corporation is authorized to do all things and sign all documents necessary or desirable to implement the foregoing.”

*        *        *

The undersigned hereby certifies that the foregoing is a true and complete copy of a resolution of OPEN TEXT EDC SOLUTIONS INC., which was duly passed by the consent in writing of all of the directors of the Corporation on the 22 day of June, 2005, and that the said resolution remains in full force and effect unamended as of the date hereof.

DATED the 22 day of June, 2005.

/s/ Sheldon Polansky
Sheldon Polansky, Secretary

Schedule “B”

CERTIFIED RESOLUTION OF THE SOLE DIRECTOR OF

2019013 ONTARIO LIMITED

“AMALGAMATION WITH OPEN TEXT CORPORATION, OPEN TEXT EDC SOLUTIONS INC. (“EDC”), 2034229 ONTARIO LIMITED, OPEN TEXT LIMITED AND CORECHANGE (CANADA), INC.

RECITALS:

A.	The Corporation is a wholly-owned subsidiary of OPEN TEXT CORPORATION.

B.	The Corporation desires to amalgamate with Open Text Corporation (“Open Text”), Open Text EDC Solutions Inc. (“EDC”), 2034229 Ontario Limited (“203”), Open Text Limited (“OTL”) and Corechange (Canada), Inc. (“Corechange”) and to continue as one corporation pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).

RESOLVED THAT:

1. The Corporation amalgamate with Open Text, EDC, 203, OTL, and Corechange and continue as one Corporation under the name of OPEN TEXT CORPORATION (the “Amalgamated Corporation”) effective July 1, 2005;

2. Upon the Articles of Amalgamation becoming effective, all shares of the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. The by-laws of the Amalgamated Corporation shall be the same as the by-laws of Open Text;

4. The Articles of Amalgamation of the Amalgamated Corporation shall be the same as the Articles of Open Text;

5. No securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the amalgamation;

6. Any officer or director of the Corporation is authorized to sign the statement, in the form required by subsection 178(2) of the Act, which statement is to be attached to the Articles of Amalgamation; and

7. Any officer or director of the Corporation is authorized to do all things and sign all documents necessary or desirable to implement the foregoing.”

*        *        *

The undersigned hereby certifies that the foregoing is a true and complete copy of a resolution of 2019013 ONTARIO LIMITED, which was duly passed by the consent in writing of the sole director of the Corporation on the 22 day of June, 2005, and that the said resolution remains in full force and effect unamended as of the date hereof.

DATED the 22 day of June, 2005.

/s/ Sheldon Polansky
Sheldon Polansky, Director

Schedule “B”

CERTIFIED RESOLUTION OF THE DIRECTORS OF

2034229 ONTARIO LIMITED

“AMALGAMATION WITH OPEN TEXT CORPORATION, 2019013 ONTARIO LIMITED, OPEN TEXT EDC SOLUTIONS INC., OPEN TEXT LIMITED AND CORECHANGE (CANADA), INC.

RECITALS:

A.	The Corporation is a wholly-owned subsidiary of OPEN TEXT CORPORATION.

B.	The Corporation desires to amalgamate with Open Text Corporation (“Open Text”), 2019013 Ontario Limited (“201”), Open Text EDC Solutions Inc. (“EDC”), Open Text Limited (“OTL”) and Corechange (Canada), Inc. (“Corechange”) and to continue as one corporation pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).

RESOLVED THAT:

1. The Corporation amalgamate with Open Text, 201, EDC, OTL, and Corechange and continue as one Corporation under the name of OPEN TEXT CORPORATION (the “Amalgamated Corporation”) effective July 1, 2005;

2. Upon the Articles of Amalgamation becoming effective, all shares of the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. The by-laws of the Amalgamated Corporation shall be the same as the by-laws of Open Text;

4. The Articles of Amalgamation of the Amalgamated Corporation shall be the same as the Articles of Open Text;

5. No securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the amalgamation;

6. Any officer or director of the Corporation is authorized to sign the statement, in the form required by subsection 178(2) of the Act, which statement is to be attached to the Articles of Amalgamation; and

7. Any officer or director of the Corporation is authorized to do all things and sign all documents necessary or desirable to implement the foregoing.”

*        *        *

The undersigned hereby certifies that the foregoing is a true and complete copy of a resolution of 2034229 ONTARIO LIMITED, which was duly passed by the consent in writing of all of the directors of the Corporation on the 22 day of June, 2005, and that the said resolution remains in full force and effect unamended as of the date hereof.

DATED the 22 day of June, 2005.

/s/ Sheldon Polansky
Sheldon Polansky, Secretary

Schedule “B”

CERTIFIED RESOLUTION OF THE DIRECTORS OF

OPEN TEXT LIMITED

“AMALGAMATION WITH OPEN TEXT CORPORATION, 2019013 ONTARIO LIMITED, 2034229 ONTARIO LIMITED, OPEN TEXT EDC SOLUTIONS INC. AND CORECHANGE (CANADA), INC.

RECITALS:

A.	The Corporation is a wholly-owned subsidiary of OPEN TEXT CORPORATION.

B.	The Corporation desires to amalgamate with Open Text Corporation (“Open Text”), 2019013 Ontario Limited (“201”), 2034229 Ontario Limited (“203”), Open Text EDC Solutions Inc. (“EDC”) and Corechange (Canada), Inc. (“Corechange”) and to continue as one corporation pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).

RESOLVED THAT:

1. The Corporation amalgamate with Open Text, 201, 203, EDC and Corechange and continue as one Corporation under the name of OPEN TEXT CORPORATION (the “Amalgamated Corporation”) effective July 1, 2005;

2. Upon the Articles of Amalgamation becoming effective, all shares of the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. The by-laws of the Amalgamated Corporation shall be the same as the by-laws of Open Text;

4. The Articles of Amalgamation of the Amalgamated Corporation shall be the same as the Articles of Open Text;

5. No securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the amalgamation;

6. Any officer or director of the Corporation is authorized to sign the statement, in the form required by subsection 178(2) of the Act, which statement is to be attached to the Articles of Amalgamation; and

7. Any officer or director of the Corporation is authorized to do all things and sign all documents necessary or desirable to implement the foregoing.”

*        *        *

The undersigned hereby certifies that the foregoing is a true and complete copy of a resolution of OPEN TEXT LIMITED., which was duly passed by the consent in writing of all of the directors of the Corporation on the 22 day of June, 2005, and that the said resolution remains in full force and effect unamended as of the date hereof.

DATED the 22 day of June, 2005.

/s/ P. Thomas Jenkins
P. Thomas Jenkins, Director

Schedule “B”

CERTIFIED RESOLUTION OF THE DIRECTORS OF

CORECHANGE (CANADA), INC.

“AMALGAMATION WITH OPEN TEXT CORPORATION, 2019013 ONTARIO LIMITED, 2034229 ONTARIO LIMITED, OPEN TEXT LIMITED AND OPEN TEXT EDC SOLUTIONS INC..

RECITALS:

A.	The Corporation is a wholly-owned subsidiary of OPEN TEXT CORPORATION.

B.	The Corporation desires to amalgamate with Open Text Corporation (“Open Text”), 2019013 Ontario Limited (“201”), 2034229 Ontario Limited (“203”), Open Text Limited (“OTL”) and Open Text EDC Solutions Inc. (“EDC”) and to continue as one corporation pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).

RESOLVED THAT:

1. The Corporation amalgamate with Open Text, 201, 203, OTL, and EDC and continue as one Corporation under the name of OPEN TEXT CORPORATION (the “Amalgamated Corporation”) effective July 1, 2005;

2. Upon the Articles of Amalgamation becoming effective, all shares of the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. The by-laws of the Amalgamated Corporation shall be the same as the by-laws of Open Text;

4. The Articles of Amalgamation of the Amalgamated Corporation shall be the same as the Articles of Open Text;

5. No securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the amalgamation;

6. Any officer or director of the Corporation is authorized to sign the statement, in the form required by subsection 178(2) of the Act, which statement is to be attached to the Articles of Amalgamation; and

7. Any officer or director of the Corporation is authorized to do all things and sign all documents necessary or desirable to implement the foregoing.”

*        *        *

The undersigned hereby certifies that the foregoing is a true and complete copy of a resolution of CORECHANGE (CANADA), INC., which was duly passed by the consent in writing of all of the directors of the Corporation on the 22 day of June, 2005, and that the said resolution remains in full force and effect unamended as of the date hereof.

DATED the 22 day of June, 2005.

/s/ Sheldon Polansky
Sheldon Polansky, Secretary